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[ADEXA LOGO]

                                 EXHIBIT 10.107

                                 AMENDMENT NO. 1

                                       TO

                           SOFTWARE LICENSE AGREEMENT

THIS AMENDMENT NO. 1 is made on the ____ day of February, 2003 by and between ADEXA, INC., (formerly Paragon Management Systems, Inc., and hereinafter referred to as "Adexa") and QUAKER FABRIC CORPORATION OF FALL RIVER (hereinafter referred to as "Licensee").

WHEREAS, on December 29, 1999, Adexa and Licensee entered into a Software License Agreement (hereinafter referred to as the "Agreement");

WHEREAS, in consideration of the mutual benefits to be derived by the parties, Adexa and Licensee desire to amend the Agreement at this time upon the following terms and conditions.

1. Section 3, paragraph 3.1 License, is hereby modified by adding the following at the end of the paragraph; "Both parties acknowledge and agree that the license granted to Licensee under this Agreement is "perpetual" and is "irrevocable" except for material breaches of the terms of this Agreement. It is further agreed that upon Licensee's written notice of a transfer of the Software to another identified Facility and/or Designated Computer for hardware upgrade purposes, Adexa shall issue Licensee an additional license key within five (5) days of receipt of notice at no additional charge, so long as the Software is removed from the prior Designated Computer."

2. In the event of any conflicts between this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall take precedence.

3. All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first indicated hereinabove.

                LICENSEE                                     ADEXA


By:                                       By:
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Name:                                     Name:
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Title:                                    Title:
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Date:                                     Date:
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